AMERICAN BANCORP OF NEVADA

                       1995 STOCK APPRECIATION RIGHTS PLAN


  1.     Purpose of Plan

         The purpose of the 1995 Stock Appreciation Rights Plan (the "Plan") is to provide key employees and directors with long-term compensation based on the long-term growth and profitability of American Bancorp of Nevada (the "Company"). Specific objectives of the Plan include:

         o  Motivating participants to maximize shareholder value

         o  Providing   a   long-term    orientation   in   the    participant's
            decision-making

         o  Retaining participants over a long period

         o  Rewarding the participants for the Company's outstanding performance

  2.     Administration

         The Board of Directors (the "Board") will administer the Plan. The Board has the authority to interpret the Plan and all provisions relating to the Plan as deemed necessary.

  3.     Eligibility

         Key employees of the Company or any of its subsidiaries, and members of the Board are eligible to participate in the Plan. The Board will determine who will participate in the Plan.

  4.     Rights Set Aside

         The Plan will allocate a maximum of 350,000 Stock Appreciation Rights ("Rights"). In the event that a Right previously granted shall for any reason lapse or be canceled without being exercised, the referenced Right shall be restored to the total number of Rights to be granted under the Plan.

  5.     Grants

         The Board shall have the exclusive power to determine the number of Rights to be granted to the participants and when Rights will be granted. Rights shall be subject to such terms and conditions as set forth in the Plan.

 6.      Exercise Price

         The exercise price of each Right granted shall be the fair market value of a share of common stock of the Company at the date of grant.

  7.     Rights Account

         Rights granted to the participants shall be credited to a Rights Account (the "Account") established and maintained for each of the participants. The Account of a participant shall record the value of the Rights granted to a participant under the Plan, is solely for accounting purposes, and shall not require a segregation of any of the Company's assets. Each Right shall be valued in the manner provided in
         Section 10.

  8.     Performance Period

         The performance period of the Rights shall be for a period of up to five years from the date of the grant of the Right (the "Performance Period"). The Performance Period shall extend from the date the Rights are granted until the earliest of the following events:

         o  Death, disability or retirement

         o  Termination, liquidation or dissolution of the Company

         o Sale of substantially all of the assets and/or common stock of the Company

         o The Company merges or consolidates with any other corporation and the Company is not the surviving corporation

         o A participant is voluntarily or involuntarily terminated from the Company with respect to Rights granted to such participant in the capacity as an employee

         o A participant ceases his or her directorship with the Company with respect to Rights granted to such participant in the capacity as a director

         o  The participant exercises the Right

         o  Five years from the date of grant has elapsed

 5.      Vesting of Rights

         Rights granted to the participants shall vest in accordance with the following schedule of years of employment or directorship that the participant has had with the Company since the date of the grant of such Rights.

           Percentage                                     Years Following
           of Rights                                       Date of Grant
           ----------                                     ---------------

               25%                                             1 year
               50%                                             2 years
               75%                                             3 years
              100%                                             4 years

         Notwithstanding the above provision, all Rights granted to the participants shall become fully vested upon (I) death, disability or retirement; (ii) termination, liquidation or dissolution of the Company; (iii) sale of substantially all of the assets and/or common stock of the Company; or (iv) the merger or consolidation of the Company with any other corporation wherein the Company is not the surviving corporation.

         For the purposes of the Plan: (I) a participant will be considered disabled if, in the sole determination of the Board, the participant is subject to a physical or mental condition which is expected to render the participant unable to perform the participant's usual duties or any comparable duties on behalf of the Company or a subsidiary of the Company for a period in excess of one year; and (ii) the participant will be considered retired if the participant's employment with the Company or a subsidiary of the Company terminates at or after the date the participant attains the age of 65.

         If a participant voluntarily or involuntarily terminates employment with, or directorship of the Company, all unvested Rights will be canceled, and such Rights shall be restored to the total number of Rights to be granted under the Plan.

10.      Valuation of Rights

         The value of each Right shall be equal to the excess of (I) the average of the daily average of the closing bid and asked prices of the Company's common stock for the five consecutive business days beginning with the third business day after the date of filing of the Company's 10-Q or 10-K, as applicable, that is filed prior to the nearest in time to the end of the Performance Period, over (ii) the fair market value of an outstanding share of common stock of the Company at the date the Right was granted.

11.      Exercise of Rights

         Participants can exercise any vested Rights at any time during the Performance Period. Participants shall exercise rights by delivering a written notice, in a form and in a manner substantially as shown in Exhibit A hereto, and specifying the number of Rights to be exercised. Upon receipt of the notice of exercise, the Company shall have thirty days to pay the participant. For purposes of the valuation in Section 10 above, the Rights which are exercised pursuant to this Section 11 shall be deemed to be exercised as of the date provided in the notice of exercise or the date such notice is received by the Company, whichever is earlier.

12.      Payment of Rights

         Upon the end of the Performance Period of granted Rights, the participant shall be entitled to receive from the Company an amount, with respect to each vested Right in each participant's Account, equal to the value of each Right as determined pursuant to Section 10 above.

13.      Changes in Capital and Corporate Structure

         In the event of any change in the outstanding shares of common stock of the Company by reason of an issuance of additional shares, recapitalization, reclassification, reorganization, redemption, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Board shall proportionately adjust, in an equitable manner, the number of Rights held by the participants under the Plan and the fair market value of an outstanding share of common stock of the Company at the date the Right was granted.

14.      Forfeiture of Rights

         If the employment of a participant is terminated for any reason other than death, disability or retirement, the participant's interest in Rights which have not vested on or prior to the date of the termination of employment shall be forfeited or canceled, and neither the participant nor the participant's heirs, personal representatives, or successors shall have any future rights with respect to any such Rights.

         Notwithstanding any other provision of the Plan, all rights to any future payments to be made hereunder to a participant will be forfeited and canceled, and the Company will have no further obligation hereunder to such participant, if the participant is discharged from employment with the Company "for cause". However, the Board in its sole discretion, may reinstate the Rights of the participant as of the date of the termination of employment, provided that the Board takes such action within thirty days of the date of termination of employment of such participant.

         The participant shall be deemed to have been terminated "for cause" if the participant's employment is involuntarily terminated because of either the participant's willful malfeasance or the participant's gross negligence in a matter of material importance to the Company, or if the participant's employment is terminated, whether voluntarily or involuntarily, because of his commission of a felonious act against the Company. The Board's determination of a participant's termination "for cause" for purposes of this Plan shall be final, conclusive and binding on all persons including the participant.

15.      Termination of Plan

         In the event that (I) the owners of a majority of the shares of the common stock of the Company terminate the business of, or liquidate or dissolve, the Company, (ii) the Company merges or consolidates with another corporation and the Company is not the surviving corporation of such merger or consolidation, (iii) substantially all the assets of the Company are sold, (iv) the Company sells shares of common stock of the Company in an amount that is equal to more than 51% of the Company's outstanding shares of common stock or (v) more than 51% of the Company's outstanding shares of common stock or voting rights thereto are purchased or acquired by any person, entity or group of persons and/or entities acting in concert, then this Plan shall terminate, all Rights that have been granted under the Plan shall become vested, and the Company shall make payment for the Rights as provided in Section 12.

16.      Nontransferability

         Rights granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. In the event of a participant's death, payment of any amount due under the Plan shall be made to the duly appointed and qualified executor or other personal representative of the participant to be distributed in accordance with the participant's will or applicable law of descent and distribution.

17.      Withholding

         The Company shall have the right to deduct from all amounts paid pursuant to the Plan any taxes required by law to be withheld with respect to such amounts.

18.      Voting and Dividend Rights

         The participants shall not be entitled to any voting rights or to receive any dividends with respect to the Company's common stock in connection with the Rights granted under the Plan.

19.      Miscellaneous Provisions

         a. No employee or other person shall have any claim or right to be made a participant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or person any right to be retained in the employ of the Company.

         b. ThePlan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Company for payment of any benefits hereunder. The participants shall not have any interest in any particular asset or assets of the Company by reason of the right to receive a benefit under the Plan, and the participants shall have only the rights of general unsecured creditors of the Company with respect to any Rights under the Plan.

         c. Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

         d. The Plan shall be governed and construed in accordance with the laws of the State of Nevada.

         e. Nothing contained herein shall be deemed to exclude the participants from any supplemental compensation, bonus, profit sharing, insurance, severance pay, or other benefit which a participant otherwise might be or might become entitled to as an employee or director of the Company.

20.      Effectiveness and Terms of Plan

         The effective date of the Plan shall be January 1, 1995. The Board may terminate the Plan at any time, and unless terminated sooner by the Board, the Plan shall terminate on December 31, 1999. No Rights shall be granted pursuant to the Plan after the date of termination of the Plan, although after such date, payments shall be made with respect to Rights granted prior to the date of termination.

                                           EXHIBIT A

                           NOTICE OF STOCK APPRECIATION REIGHT EXERCISE

Mr. James V. Bradham
American Bancorp of Nevada
President/Chief Executive Officer
4425 Spring Mountain Road
Las Vegas, Nevada    89102

Dear Mr. Bradham:

Pursuant to the my Stock Appreciation Rights Agreement dated ("Agreement"), I am exercising (#) Rights. I understand that payment pursuant to the terms and conditions of the Agreement shall be made to me within thirty days of the receipt of this notice by American Bancorp of Nevada.

I further acknowledge that American Bancorp of Nevada makes no representations as to federal or state tax matters, and that I am to consult my own tax attorney or tax accountant for advice with respect to the exercise of my stock appreciation rights.

Sincerely,



Name of Grantee

                           AMERICAN BANCORP OF NEVADA

                       STOCK APPRECIATION RIGHTS AGREEMENT


         This Stock Appreciation Rights Agreement (the "Agreement") is made and entered into as of the _____ day of _____________, 19___, by and between American Bancorp of Nevada, a Nevada corporation (the "Bancorp"), and ____________________________, ("Grantee");

         WHEREAS, pursuant to the American Bancorp of Nevada 1995 Stock Appreciation Rights Plan (the "Plan"), a copy of which is attached hereto and incorporated by reference, the Board of Directors of the Bancorp has authorized granting to Grantee ________ stock appreciation rights ("Rights"), such grant shall be for the term and upon the terms and conditions hereinafter stated;

         NOW, THEREFORE, it is hereby agreed: 1. Grant of Rights. Pursuant to said action of the Board of Directors, the Bancorp hereby grants to Grantee ________ Rights, whereby each Right, subject to the terms and conditions herein and in the Plan, entitles the Grantee to receive in cash the difference between
(I) the average of the daily average of the closing bid and asked prices of the Company's common stock for the five consecutive business days beginning with the third business day after the date of filing of the Company's 10-Q or 10-K, as applicable, which is filed prior to and nearest in time to the end of the Performance Period as defined in the Plan for such Right and (ii) $__________ (the fair market value of an outstanding share of common stock of Bancorp at the date the Rights were granted). 10-1(8)

         2. Exercisability. The Rights shall be exercisable as to twenty-five percent (25%) of the total number of Rights granted hereby on the first anniversary date of the date of the grant of the Rights, an additional twenty-five percent (25%) of the total number of Rights on the second anniversary date of the date of the grant of the Rights, an additional twenty-five percent (25%) of the total number of Rights on the third anniversary date of the date of the grant of the Rights, and the remaining twenty-five percent (25%) of the total number of Rights on the fourth anniversary date of the date of the grant of the Rights.

         Unless the Rights have expired or terminated earlier in accordance with the provisions hereof or in the Plan, the Rights which have vested shall remain exercisable until ___________, ______ ("Expiration Date") which date shall not be later than five years from the date the Rights were granted.

         3. Exercise of Rights. Rights which have vested may be exercised by written notice (substantially in the form as that which is attached as Exhibit
A) delivered to the Bancorp stating the number of Rights which are being exercised. Upon exercise, Grantee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due.

         4. Cessation of Directorship or Employment. Except as provided in Paragraphs 2 and 5 hereof, if Grantee shall cease to be a director or employee of the Bancorp or a subsidiary corporation for any reason including Grantee's death or disability, the Performance Period of the Rights shall expire at the time of such cessation of employment or directorship.

         5. Termination of Employment for Cause. If Grantee's employment with the Bancorp or a subsidiary corporation is terminated for cause as defined in the Plan, the Rights accrued by Grantee as of such termination date shall terminate and shall no longer be exercisable. However, the Board of Directors of Bancorp within thirty days from the date of such termination, in its sole discretion, may reinstate the Rights of Grantee that were vested as of the date of such termination.

         6. Nontransferability. The Rights shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during Grantee's lifetime only by Grantee.

         7. Employment. This Agreement shall not obligate the Bancorp or a subsidiary corporation to employ Grantee for any period, nor shall it interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce Grantee's compensation.

         8. Representations of Grantee. Grantee represents that the Bancorp. its directors, officers, employees and agents have not and will not provide tax advice with respect to the Rights, and Grantee agrees to consult with his or her own tax advisor as to the specific tax consequences of the Rights, including the application and effect of federal, state, local and other tax laws.

         9. Notices. Any notice to the Bancorp provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Grantee shall be addressed to Grantee's address on file with the Bancorp or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Grantee in person, and to the Bancorp by personal delivery to its President or Chief Financial Officer.

         10. Participant as an Unsecured Creditor. The Grantee acknowledges and agrees that he or she shall have no interest in any particular asset or assets of the Company by reason of the Rights, and furthermore the Grantee acknowledges and agrees that he or she shall have only the rights of a general unsecured creditor of the Bancorp with Respect to the Rights.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


GRANTEE                                     AMERICAN BANCORP OF NEVADA

By                                          By
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                                            By
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